UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Manager Large Cap Growth Fund
(Institutional and Investor Class (formerly Initial Class))
Annual Report
December 31, 2017
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective September 1, 2013, Great-West Funds, Inc. and Great-West Capital Management, LLC retained J.P. Morgan Investment Management Inc. (“JPMorgan”) and Pioneer Investment Management, Inc. (“Pioneer”) as co-sub-advisers to the Fund, replacing Janus Capital Management, LLC. Pioneer Investment Management, Inc. (“Pioneer”) currently serves as a Sub-Adviser to the Fund. On July 3, 2017 (the “Effective Date”), Pioneer was acquired by Amundi S.A. (“Amundi”) (the “Transaction”) and became Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”). These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these two managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios.
For the twelve month period ended December 31, 2017, the Fund (Institutional Class shares) returned 30.55%, relative to a 30.21% return for the Russell 1000® Growth Index and a 21.83% return for the S&P 500® Index, the Fund’s benchmark indexes.
J.P. Morgan Commentary
From a stylistic perspective, it was a favorable market environment for the portion of the Fund sub-advised by J.P. Morgan as companies exhibiting higher growth characteristics and strong fundamentals were rewarded. Strong stock selection across a number of sectors was the primary driver of outperformance for the year. The technology sector was the standout contributor, followed by financial services and health care. Stock selection in materials & processing and producer durables, as well as a small underweight to energy, detracted.
At the individual stock level an overweight position in NVIDIA was the top contributor for the period. The stock has been rewarded as the company exceeded sales and EPS estimates throughout the year, driven by strong adoption of their GPUs within data centers and continued strong demand in gaming end markets. While we have pared back our position throughout the year in an effort to manage risk in the position size, we maintain our conviction. We see continued upside for NVIDIA as the potential disruption from their solutions, specifically within data center and autos, remains underappreciated. An overweight position in Intuitive Surgical was also a top contributor for the year. The stock has been rewarded throughout the year as the business has demonstrated strong growth in procedure volume, which has driven a string of revenue and earnings beats. We see further upside in the business as they continue to execute well in growing the installed base and launching new products, which should in turn drive further adoption and growth in procedure volumes. The stock remains a top holding in the portion of the Fund sub-advised by J.P. Morgan.
On the negative side, overweight positions in Ulta Beauty and Delta Air Lines were top detractors for the year. Ulta has had a challenging 2017 as the sustainability of their strong top line growth and same store sales momentum over the last few years has come under question. Recent earnings results have been disappointing, characterized by a deceleration in these trends as well as heightened promotional activity. We continue to have a position, although we have pared it back significantly as we assess our conviction in the company’s ability to continue executing. An overweight position in Delta Air Lines was also a top detractor for the year. Much of the stock’s underperformance came in 1Q and 3Q this year, as concerns around passenger revenue growth and industry capacity growth weighed on the stock. We pared back our position throughout the year, as we have grown more worried about the impact that lower cost carriers have had on the competitive dynamics in the industry, passenger revenue and capacity. However, we continue to have conviction in the long term prospects for the industry and Delta Air Lines in particular, and we expect that the market will come to appreciate the company’s strong market position against a backdrop of an improved industry structure.

Sector positioning in the portion of the Fund sub-advised by J.P. Morgan has remained stable. Financial services and technology continue to be the two significant overweight exposures in the portion of the Fund sub-advised by J.P. Morgan. Our financial services exposure continues to be driven by our positive view towards payments companies as well as those with exposure to capital markets and interest rates. The theme of innovation and disruption continues to be at the heart of our technology overweight, as we are finding a lot of high conviction ideas in a variety of industries such as semiconductors, video games, software and mobility. As has been the case throughout the year, the producer durables and consumer staples sectors continue to be areas where we have struggled to find high conviction ideas. They remain our top underweight exposures.
Amundi Pioneer Commentary
Stronger global GDP growth, accelerating corporate earnings, declining unemployment, modestly less-accommodative global monetary policy, U.S. tax reform legislation, and subdued inflation all contributed to strong equity performance during the 2017 calendar year. For the year, the S&P 500® returned 22%. Growth stocks significantly outperformed value stocks, with the Russell 1000® Growth Index returning 30.21% while the Russell 1000® Value Index returned 13.66%. The stellar year for stocks was unusual in that it lacked the type of sharp retreats that often accompany rallies. Volatility metrics were extremely low throughout 2017, as evidenced by the fact that the S&P 500® Index has not suffered a meaningful pullback since prior to the U.S. Presidential election in November of 2016.
From a sector perspective, information technology (+42%), financials (+32%) and industrials (+32%) were the best performers in the growth index. In contrast energy (-6%) and telecommunications services (+5%) performed the worst.
The high-quality bias of the portion of the Fund sub-advised by Amundi Pioneer caused this portion of the Fund to underperform its investment benchmark, the Russell 1000® Growth Index, for the 2017 calendar year. Both sector allocation and stock selection detracted from results.
The largest detractor, from a sector allocation standpoint, for the portion of the Fund sub-advised by Amundi Pioneer was the overweight exposure to consumer staples. Additionally, the small overweight of the energy sector also detracted as energy was the only sector in the index to have a negative return for the year.
Stock selection detracted from results in most sectors as stocks with the highest revenue growth and highest valuations tended to have the highest returns, while the Fund’s focus is on reasonably valued, highly profitable companies with stable growth.
Individual detractors included Allergan, which declined due to patent expiration concerns on its leading dry eye product, Restasis. We believe the stock is attractively valued given its leading Botox franchise and that growth will resume as products in the development pipeline come to market. CVS Health fell due to concerns that Amazon would enter the retail pharmacy business and that the acquisition of Aetna would raise financial risk due to an increase in debt. We exited our full position late in the year due to similar concerns. The last major detractor during the year was Time Warner, which fell after the U.S. Department of Justice announced it would attempt to block the merger with AT&T. We think Time Warner’s leadership position in content production is a source of economic moat, which will enable it to continue thriving on its own or as part of AT&T, if the merger is finally approved.
On a positive note, Mastercard was our top individual contributor to performance relative to the benchmark in 2017. The company continued to post strong revenue growth throughout the year, and we expect healthy returns on growth capital over the intermediate term as global spending increases and cash transactions continue to decline. Home Depot, the world’s largest home improvement retailer, was another strong contributor to returns. The company continues to benefit from the strong U.S. housing market and the improvements in its distribution network.
As we look ahead to 2018, we are cautious in our outlook for equities given high valuations. Though tax cuts and other pro-growth government policies may further boost growth, there are significant factors that could undermine growth. Risks include the potential for the Federal Reserve to raise interest rates more aggressively if inflation increases, negative repercussions from restrictive immigration and trade policies, and geopolitical issues.
The portion of the Fund sub-advised by Amundi Pioneer remains conservatively positioned with the largest overweight in the financial sector where we have several holdings with wide moats, high returns on capital, solid growth prospects and attractive valuations. In addition, higher interest rates may boost earnings for some of our holdings. While growth stocks performed well in 2017, much of the performance came from a small set of highly valued growth stocks, which we believe could be vulnerable when the market corrects. Volatility has been exceptionally low over the last year but this may change if geopolitical concerns escalate or inflationary pressure builds, leading to further tightening of monetary policy.
The views and opinions in this report were current as of December 31, 2017 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	30.55%	N/A	12.33%
Investor Class	30.05%	15.14%	6.78%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2017
Sector	Percentage of Fund Investments
Technology	23.62%
Consumer, Non-cyclical	22.97
Communications	16.26
Financial	12.48
Consumer, Cyclical	11.57
Industrial	8.29
Basic Materials	1.29
Energy	0.74
Short Term Investments	2.78
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17 – 12/31/17)
Institutional Class
Actual	$1,000.00	$1,113.60	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.31
Investor Class
Actual	$1,000.00	$1,111.30	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
COMMON STOCK
Basic Materials — 1.31%
15,968	Albemarle Corp	$ 2,042,148
35,813	International Flavors & Fragrances Inc	5,465,422
10,457	Sherwin-Williams Co	4,287,788
		11,795,358
Communications — 16.45%
53,504	Alphabet Inc Class C(a)	55,986,585
21,772	Amazon.com Inc(a)	25,461,701
81,059	CDW Corp	5,632,790
185,002	Comcast Corp Class A	7,409,330
107,535	Facebook Inc Class A(a)	18,975,626
19,271	MercadoLibre Inc	6,063,813
33,950	Netflix Inc(a)	6,517,042
4,385	Priceline Group Inc(a)	7,619,990
11,577	Shopify Inc Class A(a)	1,169,277
73,160	Snap Inc Class A(a)(b)	1,068,868
138,867	Time Warner Inc	12,702,164
		148,607,186
Consumer, Cyclical — 11.71%
99,952	Delta Air Lines Inc	5,597,312
217,012	Home Depot Inc	41,130,284
23,390	Las Vegas Sands Corp	1,625,371
33,251	O'Reilly Automotive Inc(a)	7,998,196
217,696	Ross Stores Inc	17,470,104
93,356	Southwest Airlines Co	6,110,150
138,982	Starbucks Corp	7,981,736
8,586	Tesla Motors Inc(a)(b)	2,673,251
61,665	Tractor Supply Co	4,609,459
10,824	Ulta Salon Cosmetics & Fragrance Inc(a)	2,420,896
82,750	Wal-Mart Stores Inc	8,171,563
		105,788,322
Consumer, Non-Cyclical — 23.24%
31,919	Alexion Pharmaceuticals Inc(a)	3,817,193
30,729	Allergan PLC	5,026,650
46,760	Becton Dickinson & Co	10,009,446
186,790	Boston Scientific Corp(a)	4,630,524
101,898	Colgate-Palmolive Co	7,688,204
21,930	Constellation Brands Inc Class A	5,012,540
36,594	Cooper Cos Inc	7,973,101
30,407	DexCom Inc(a)(b)	1,745,058
89,193	Ecolab Inc	11,967,917
28,519	Edwards Lifesciences Corp(a)	3,214,376
127,796	Gilead Sciences Inc	9,155,305
57,106	Hershey Co	6,482,102
3,409	Humana Inc	845,671
9,941	Illumina Inc(a)	2,172,009
19,438	Incyte Corp(a)	1,840,973
47,224	Intuitive Surgical Inc(a)	17,233,927
84,302	Johnson & Johnson	11,778,675
88,321	Medtronic PLC	7,131,922
101,820	Monster Beverage Corp(a)	6,444,188
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
245,341	PayPal Holdings Inc(a)	$ 18,062,004
116,354	PepsiCo Inc	13,953,172
2,271	Regeneron Pharmaceuticals Inc(a)	853,805
40,150	S&P Global Inc	6,801,410
71,817	Thermo Fisher Scientific Inc	13,636,612
18,908	United Rentals Inc(a)	3,250,474
53,652	UnitedHealth Group Inc	11,828,120
65,940	Vantiv Inc Class A(a)(b)	4,849,887
83,941	Vertex Pharmaceuticals Inc(a)	12,579,398
		209,984,663
Energy — 0.75%
220,678	Cabot Oil & Gas Corp	6,311,391
2,549	Pioneer Natural Resources Co	440,594
		6,751,985
Financial — 12.62%
460,853	Charles Schwab Corp	23,674,018
7,592	Equinix Inc REIT	3,440,846
273,509	Intercontinental Exchange Inc	19,298,795
152,069	Marsh & McLennan Cos Inc	12,376,896
246,863	MasterCard Inc Class A	37,365,184
84,412	Morgan Stanley	4,429,098
14,150	SVB Financial Group(a)	3,307,845
89,184	Visa Inc Class A	10,168,760
		114,061,442
Industrial — 8.38%
81,257	Amphenol Corp Class A	7,134,365
31,502	Boeing Co	9,290,255
45,058	Honeywell International Inc	6,910,095
177,139	Masco Corp	7,783,488
13,269	Northrop Grumman Corp	4,072,389
68,063	Raytheon Co	12,785,634
19,958	Rockwell Automation Inc	3,918,753
22,988	Roper Technologies Inc	5,953,892
31,825	Stanley Black & Decker Inc	5,400,384
50,700	United Technologies Corp	6,467,799
19,736	Universal Display Corp	3,407,420
20,540	Vulcan Materials Co	2,636,720
		75,761,194
Technology — 23.89%
64,808	Accenture PLC Class A	9,921,457
169,520	Activision Blizzard Inc	10,734,006
110,487	Adobe Systems Inc(a)	19,361,742
343,062	Apple Inc	58,056,382
161,211	Applied Materials Inc	8,241,106
98,833	Broadcom Ltd	25,390,198
102,303	Cognizant Technology Solutions Corp Class A	7,265,559
71,937	Electronic Arts Inc(a)	7,557,701
489,503	Microsoft Corp	41,872,087
76,354	NVIDIA Corp	14,774,499
39,272	Salesforce.com Inc(a)	4,014,777

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
Technology — (continued)
66,800	ServiceNow Inc(a)	$ 8,710,052
		215,899,566
TOTAL COMMON STOCK — 98.35% (Cost $651,497,257)		$888,649,716
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.79%
$16,200,000	Federal Home Loan Mortgage Corp 1.22%, 01/02/2018	16,198,380
Repurchase Agreements — 1.03%
462,125	Repurchase agreement (principal amount/value $462,554 with a maturity value of $462,625) with Credit Agricole Securities (USA) Inc, 1.38%, dated 12/31/17 to be repurchased at $462,125 on 1/2/18 collateralized by U.S. Treasury securities, 0.13% - 5.38%, 7/15/26 - 2/15/31, with a value of $471,805.(c)	462,125
2,196,772	Undivided interest of 2.00% in a repurchase agreement (principal amount/value $110,065,222 with a maturity value of $110,082,466) with Citigroup Global Markets Inc, 1.41%, dated 12/31/17 to be repurchased at $2,196,772 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 4/1/18 - 8/20/67, with a value of $112,266,527.(c)	2,196,772
2,196,772	Undivided interest of 2.27% in a repurchase agreement (principal amount/value $96,861,869 with a maturity value of $96,876,936) with RBC Capital Markets Corp, 1.40%, dated 12/31/17 to be repurchased at $2,196,772 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.88% - 8.88%, 2/15/19 - 12/20/47, with a value of $98,799,106.(c)	2,196,772
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 2,196,772	Undivided interest of 2.87% in a repurchase agreement (principal amount/value $76,539,356 with a maturity value of $76,551,347) with TD Securities (USA) Inc, 1.41%, dated 12/31/17 to be repurchased at $2,196,772 on 1/2/18 collateralized by U.S. Treasury securities, 0.00% - 2.13%, 2/29/24 - 2/15/44, with a value of $78,070,156.(c)	$ 2,196,772
2,196,772	Undivided interest of 84.85% in a repurchase agreement (principal amount/value $2,592,889 with a maturity value of $2,593,287) with Scotia Capital (USA) Inc, 1.38%, dated 12/31/17 to be repurchased at $2,196,772 on 1/2/18 collateralized by various U.S. Government Agency securities, 3.50% - 4.00%, 7/20/45 - 11/1/47, with a value of $2,645,152.(c)	2,196,772
		9,249,213
SHORT TERM INVESTMENTS — 2.82% (Cost $25,447,593)		$ 25,447,593
TOTAL INVESTMENTS — 101.17% (Cost $676,944,850)		$914,097,309
OTHER ASSETS & LIABILITIES, NET — (1.17)%		$ (10,579,799)
TOTAL NET ASSETS — 100.00%		$903,517,510

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2017
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2017.
(c)	Collateral received for securities on loan.
REIT	Real Estate Investment Trust
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2017
Great-West Multi-Manager Large Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $9,010,057 of securities on loan)(a)	$904,848,096
Repurchase agreements, fair value(b)	9,249,213
Cash	958,036
Dividends receivable	245,952
Subscriptions receivable	1,003,737
Total Assets	916,305,034
LIABILITIES:
Payable for director fees	4,015
Payable for other accrued fees	31,524
Payable for shareholder services fees	54,270
Payable to investment adviser	496,322
Payable upon return of securities loaned	9,249,213
Redemptions payable	2,952,180
Total Liabilities	12,787,524
NET ASSETS	$903,517,510
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$8,464,356
Paid-in capital in excess of par	649,111,358
Net unrealized appreciation	237,152,459
Accumulated net realized gain	8,789,337
NET ASSETS	$903,517,510
NET ASSETS BY CLASS
Investor Class	$181,104,334
Institutional Class	$722,413,176
CAPITAL STOCK:
Authorized
Investor Class	50,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	17,524,805
Institutional Class	67,118,750
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.33
Institutional Class	$10.76
(a) Cost of investments	$667,695,637
(b) Cost of repurchase agreements	$9,249,213
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2017
Great-West Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Interest	$100,422
Income from securities lending	132,519
Dividends	8,674,576
Total Income	8,907,517
EXPENSES:
Management fees	5,398,878
Shareholder services fees – Investor Class	621,749
Audit and tax fees	19,166
Custodian fees	19,605
Director's fees	10,708
Legal fees	5,594
Pricing fees	466
Registration fees	24,201
Shareholder report fees	3,822
Transfer agent fees	5,047
Other fees	601
Total Expenses	6,109,837
Less amount waived by investment adviser	32,166
Net Expenses	6,077,671
NET INVESTMENT INCOME	2,829,846
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	56,035,819
Net change in unrealized appreciation on investments	163,095,809
Net Realized and Unrealized Gain	219,131,628
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,961,474
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2017 and 2016
Great-West Multi-Manager Large Cap Growth Fund	2017	2016
OPERATIONS:
Net investment income	$2,829,846	$3,678,207
Net realized gain	56,035,819	43,092,096
Net change in unrealized appreciation (depreciation)	163,095,809	(3,190,969)
Net Increase in Net Assets Resulting from Operations	221,961,474	43,579,334
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(1,251,805)	(341,961)
Institutional Class	(8,161,081)	(3,345,114)
From net investment income	(9,412,886)	(3,687,075)
From net realized gains
Investor Class	(10,597,933)	(8,630,830)
Institutional Class	(39,729,878)	(28,741,791)
From net realized gains	(50,327,811)	(37,372,621)
Total Distributions	(59,740,697)	(41,059,696)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	42,688,637	42,396,077
Institutional Class	120,365,735	127,805,303
Shares issued in reinvestment of distributions
Investor Class	11,849,738	8,972,791
Institutional Class	47,890,959	32,086,905
Shares issued in connection with fund reorganization
Investor Class	N/A	166,421,844
Institutional Class	N/A	274,841,659
Shares redeemed
Investor Class	(79,676,852)	(77,466,356)
Institutional Class	(180,999,048)	(100,462,801)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(37,880,831)	474,595,422
Total Increase in Net Assets	124,339,946	477,115,060
NET ASSETS:
Beginning of year	779,177,564	302,062,504
End of year(a)	$903,517,510	$779,177,564
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	4,323,847	4,910,825
Institutional Class	11,551,082	14,353,996
Shares issued in reinvestment of distributions
Investor Class	1,148,525	1,045,100
Institutional Class	4,456,634	3,593,003
Shares issued in connection with fund reorganization
Investor Class	N/A	20,123,659
Institutional Class	N/A	31,978,228
Shares redeemed
Investor Class	(8,153,768)	(8,890,619)
Institutional Class	(17,728,077)	(11,041,840)
Net Increase (Decrease)	(4,401,757)	56,072,352
(a) Including (overdistributed) and undistributed net investment income:	$0	$281,741
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2017	$ 8.49	0.01	2.53	2.54	(0.07)	(0.63)	(0.70)	$10.33	30.05%
12/31/2016	$ 8.85	0.02	0.07	0.09	(0.01)	(0.44)	(0.45)	$ 8.49	1.01%
12/31/2015	$ 9.34	0.00	0.60	0.60	(0.02)	(1.07)	(1.09)	$ 8.85	6.42%
12/31/2014	$ 8.58	0.01	1.05	1.06	(0.07)	(0.23)	(0.30)	$ 9.34	12.26%
12/31/2013	$ 8.84	(0.01)	2.54	2.53	(0.16)	(2.63)	(2.79)	$ 8.58	28.93%
Institutional Class
12/31/2017	$ 8.83	0.04	2.65	2.69	(0.13)	(0.63)	(0.76)	$10.76	30.55%
12/31/2016	$ 9.19	0.05	0.08	0.13	(0.05)	(0.44)	(0.49)	$ 8.83	1.35%
12/31/2015 (d)	$10.00	0.04	0.27	0.31	(0.04)	(1.08)	(1.12)	$ 9.19	3.05% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2017	$181,104	1.01%	1.00%	0.06%	29%
12/31/2016	$171,472	1.00%	1.00%	0.24%	48%
12/31/2015	$ 26,704	1.00%	1.00%	0.04%	31%
12/31/2014	$335,372	1.00%	1.00%	0.11%	24%
12/31/2013	$316,980	1.03%	1.03%	(0.10%)	230%
Institutional Class
12/31/2017	$722,413	0.65%	0.65%	0.41%	29%
12/31/2016	$607,705	0.65%	0.65%	0.61%	48%
12/31/2015 (d)	$275,358	0.65% (g)	0.65% (g)	0.56% (g)	31%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-eight funds. Interests in the Great-West Multi-Manager Large Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
Effective May 1, 2017, the Initial Class name changed to Investor Class. The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2017

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2017, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the end of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 888,649,716	$ —	$ —	$ 888,649,716
Short Term Investments	—	25,447,593	—	25,447,593
Total Assets	$ 888,649,716	$ 25,447,593	$ 0	$ 914,097,309
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2017

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Ordinary income	$9,412,886	$3,687,075
Long-term capital gain	50,327,811	37,372,621
	$59,740,697	$41,059,696
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2017. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain
$-	$6,301,299	$(6,301,299)
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,856,997
Undistributed long-term capital gains	8,566,901
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	235,517,898
Tax composition of capital	$245,941,796

Annual Report - December 31, 2017

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2017 were as follows:
Federal tax cost of investments	$678,579,411
Gross unrealized appreciation on investments	244,321,157
Gross unrealized depreciation on investments	(8,803,259)
Net unrealized appreciation on investments	$235,517,898
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2017, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.64% of the Fund’s average daily net assets up to $1 billion dollars, 0.59% of the Fund’s average daily net assets over $1 billion dollars and 0.54% of the Fund’s average daily net assets over $2 billion dollars. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund up to $1 billion dollars and 0.60% of the average daily net assets of the Fund over $1 billion dollars and the management fee encompassed fund operation expenses except for shareholder services fees.
Effective May 1, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2018 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Effective May 1, 2017, the Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2017, the amounts subject to recoupment were as follows:
Balance of Recoupable Expenses as of December 31, 2017	Recoupment of Past Reimbursed Fees by the Adviser
$32,166	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Pioneer Investment Management, Inc and J.P. Morgan Investment, Inc. On July 3, 2017, Pioneer was acquired by Amundi S.A. and became Amundi Pioneer Asset Management, Inc. The Fund is not responsible for payment of the sub-advisory fees, the Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-eight funds for which they serve as directors was $696,375 for the year ended December 31, 2017.

Annual Report - December 31, 2017

3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $236,164,125 and $336,945,404, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2017, the Fund had securities on loan valued at $9,010,057 and received collateral as reported on the Statement of Assets and Liabilities of $9,249,213 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2017, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Manager Large Cap Growth Fund (the "Fund"), one of the funds of Great-West Funds, Inc. as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2018
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2017, 71% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 74	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	58	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 74	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	58	Director, Guaranty Bancorp
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	58	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	58	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 54	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	58	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 61	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 43	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 36	Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 50	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 42	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund, and receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $866,000 for fiscal year 2016 and $834,600 for fiscal year 2017.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2016 and $50,000 for fiscal year 2017. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2016 and $0 for fiscal year 2017.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2016 equaled $1,186,300 and for fiscal year 2017 equaled $1,480,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2018